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                                                                  Exhibit 10.118

                          PRE-CLOSING ESCROW AGREEMENT

            PRE-CLOSING ESCROW AGREEMENT ("Agreement"), dated as of June 27, 1996, by and among (1) Cosmar Corporation, a Delaware corporation (the "Buyer"),
(2) Larry Pallini, individually and Vincent Carbone, individually, (each of whom is referred to herein as a "Seller" and both of whom are collectively referred to herein as the "Sellers"), (3) Larry Pallini, in his capacity as Sellers' Representative and (4) the law firm of Todtman, Young, Tunick, Nachamie, Hendler & Spizz, P.C. (the "Escrow Agent").

            The Buyer, the Sellers and Great American Cosmetics, Inc. , a New York corporation ("GACI"), are parties to that certain Stock Purchase Agreement, dated as of June 27, 1996 (the "Stock Purchase Agreement"). Pursuant to the Stock Purchase Agreement, Buyer is acquiring from Sellers all of the outstanding capital stock of GACI. Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Stock Purchase Agreement.

            Sections 1.3 and 1.4 of the Stock Purchase Agreement provide for the payment and delivery by Buyer of certain Pre-Closing Deposits (as defined in the Stock Purchase Agreement), aggregating up to Six Hundred Thousand Dollars ($600,000) into the escrow hereby established, to be held and dealt with by the Escrow Agent as herein provided.

            The Sellers hereby designate Larry Pallini to serve as the "Sellers' Representative" for all purposes under this Agreement, to hold such position unless and until the Sellers designate a replacement Sellers' Representative in writing, signed by both Sellers, delivered to the Buyer and Escrow Agent. Each Seller hereby designates the Sellers' Representative to take all actions required or permitted to be taken by the Sellers' Representative hereunder, each Seller agrees to be bound by the acts of the Sellers' Representative hereunder and each Seller acknowledges that the Escrow Agent and the Buyer may rely on the acts of the Sellers' Representative hereunder as if such acts were taken directly by each Seller.

            Accordingly, the parties agree as follows:

            1. Establishment of Escrow Account.

                  1.1 Escrow Deposit. Pursuant to Sections 1.3 and 1.4 of the Stock Purchase Agreement, the Pre-Closing Deposits (collectively referred to herein as the "Deposits") shall be deposited with the Escrow Agent by the Buyer at the time or times specified therein, such Deposits to be held and disbursed in accordance with the terms hereof.


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                  1.2 Account. The Escrow Agent agrees to accept the Deposits, to establish and maintain a separate escrow account (the "Account") therefor and to deposit the Deposits in such Account, all as provided herein.

            2. Investment of Monies in the Account.

                  2.1 Investment. The Escrow Agent shall invest all of the Deposits in the Account and any income or interest earned or accrued with respect thereto (the "Account Earnings") in the bank account identified on Schedule A hereto. The Escrow Agent shall not change the bank account identified on Schedule A hereto without the prior written consent of the Buyer and the Sellers' Representative. Except as otherwise provided in Section 5.3 hereof, in no event shall the Escrow Agent have any liability for any investment permitted hereunder, including, without limitation, any loss of the principal amount of any investment or in connection with the rate of return on any investment.

                  2.2 Bank Account Statement. The Escrow Agent shall make available upon request, monthly bank statements prepared by the bank with respect to the Account, which shall set forth, with respect to the Account, all income or other items earned on and distributions from or other items charged against the Account. If any distributions are made from the Account or there are other items charged against the Account, the Escrow Agent shall promptly advise the Buyer and Sellers. Escrow Agent shall have no obligation to maintain any Account records other than the monthly bank statements.

            3.    Distributions from the Account.

                  3.1   Duties Limited - Distributions from the Account.

                        (a) Within five (5) business days following receipt by the Escrow Agent of a written notice executed by an officer of the Buyer and the Sellers' Representative informing the Escrow Agent that the Sellers and the Buyer have terminated the Stock Purchase Agreement (see Sections 9.1 and 9.2 of the Stock Purchase Agreement), the Escrow Agent shall cause to be distributed to the Buyer (by wire transfer in immediately available funds pursuant to wire instructions from the Buyer) an amount equal to the entire balance in the Account; provided, however, that, if the Stock Purchase Agreement is terminated by Buyer as a result of the Buyer not having closed the financing for the transactions contemplated in the Stock Purchase Agreement on terms and conditions and in such amounts as are acceptable to the Buyer, in its sole and absolute discretion, then the Escrow Agent shall cause to be distributed to the Sellers (by wire transfer in immediately available funds pursuant to wire instructions from the Sellers, which instructions shall set forth the amount to be distributed to each Seller) an amount equal to the entire balance in the Account. The Escrow Agent shall be entitled, in making distributions under this
Section 3.1(a), to rely on a written notice from an officer of the Buyer stating that the reason for the termination of the Stock Purchase Agreement is that the Buyer did not close the financing for the transactions


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contemplated in the Stock Purchase Agreement on terms and conditions and in such amounts as were acceptable to the Buyer, in its sole and absolute discretion.

                        (b) On the Closing Date, the Escrow Agent shall cause to be distributed to the Buyer (by wire transfer in immediately available funds pursuant to written wire instructions for each Seller, which instructions shall set forth the amount to be distributed to each Seller) an amount equal to the entire balance in the Account. In the alternative, on the Closing Date, as set forth in Section 1.4(c) of the Stock Purchase Agreement, upon receipt of written notice executed by an officer of the Buyer and Sellers' Representative, the Escrow Agent shall cause the Deposits to be distributed to Sellers as part of the Purchase Price (as defined in the Stock Purchase Agreement).

            4. Termination of this Escrow Agreement. This Agreement shall terminate upon the distribution of all monies held in the Account to the Sellers and/or the Buyer, as the case may be.

            5. Duties of Escrow Agent(in

                  5.1 Duties Limited. The Escrow Agent shall perform only the duties expressly set forth herein, and shall not have any liability under, or duty to inquire into, the terms and provisions of any other agreement, including but not limited to the Stock Purchase Agreement, except as expressly set forth herein, in performing its duties hereunder. Except as to the due execution and delivery of this Agreement by its duly authorized officers, the Escrow Agent has no responsibility as to the validity of this Agreement or any document related, thereto.

                  5.2 Reliance. The Escrow Agent may rely upon, and shall incur no liability for acting or refraining from acting upon, any written notice, instruction, request, consent, certificate, statement or other document furnished to it pursuant to this Agreement and believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy, authenticity or content of any such document.

                  5.3 Good Faith. In no event shall the Escrow Agent have any liability for any error of judgment or for any act done or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing hereunder, except for its own gross negligence or willful misconduct on its part, arising out of or in connection with this Agreement. Buyer, on the one hand, and Sellers together, on the other hand, agree to indemnify the Escrow Agent (severally, as to fifty percent (50%) each, and not jointly and severally) for, and hold it harmless against, any loss, liability, claim or expense arising out of or in connection with its actions as Escrow Agent hereunder, including the reasonable costs and expenses incurred in defending any such claim of liability, except that neither Buyer nor Sellers shall be liable for any loss, liability or expense incurred on account of the gross negligence or willful misconduct on the part of the Escrow Agent. The Escrow Agent may consult with counsel from time to


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time and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or omitted to be taken by the Escrow Agent hereunder or in good faith and in accordance with the opinion of such counsel. The reasonable fees and disbursements of such counsel shall be promptly paid by Buyer and Sellers pursuant to the provisions of Section 7 hereof.

                  5.4 Limited Notice. The Escrow Agent shall be deemed to have no notice of, or duties with respect to, any agreement or agreements (whether or not a copy thereof is delivered to the Escrow Agent), other than as expressly set forth herein.

                  5.5 Limited Actions. The Escrow Agent shall not take any action by reason of any notice or instruction given by any of the parties or by any other person, firm or corporation, except only (i) such notices or instructions as are herein specifically provided for and (ii) orders or process of any court entered or issued with competent jurisdiction. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by both Buyer and the Sellers' Representative or by an order of a court of competent jurisdiction.

                  5.6 Conflicts. In the event that any of the terms and provisions of any other agreement between any of the parties conflict or are inconsistent with any of the terms and provisions of this Agreement, the terms and provisions of this Agreement shall govern and control in all respects the duties and liabilities of the Escrow Agent.

                  5.7 Representation. The Buyer acknowledges that the Escrow Agent has represented the Sellers and GACI in connection with the negotiation, execution and closing of the transactions contemplated in the Stock Purchase Agreement. Escrow Agent represents to the Buyer that it does not have and has not had any business relationships with the Sellers or any Affiliate of the Seller (other than the relationship described in the immediately preceding sentence of this Section 5.7) that would cause the Escrow Agent not to act impartially and fairly in carrying out its responsibilities under this Agreement.

                  5.8 Bankruptcy of a Party.

                        (a) The obligations of the Escrow Agent to the Sellers hereunder shall not be released, discharged, limited in any way or otherwise effected by any voluntary or involuntary participation by the Buyer in any settlement or composition for the benefit of creditors, through liquidation, receivership, bankruptcy or otherwise, or the Buyer becoming insolvent or bankrupt or otherwise subject to the provisions of any bankruptcy proceeding.

                        (b) The obligations of the Escrow Agent to the Buyer hereunder shall not be released, discharged, limited in any way or otherwise effected by any voluntary or involuntary participation by either of the Sellers in any settlement or composition for the benefit of creditors, through liquidation, receivership, bankruptcy or otherwise, or either of the Sellers


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becoming insolvent or bankrupt or otherwise subject to the provisions of any bankruptcy proceeding.

                  5.9 Disagreements. If any disagreement or dispute arises between the parties to this Agreement concerning the meaning or validity of any provision under this Agreement or concerning any other matter relating to this Agreement, the Escrow Agent (i) shall be under no obligation to act, except under process or order of court of competent jurisdiction , or until it has been adequately indemnified to its full satisfaction, and shall sustain no liability for its failure to act pending such process or court order or indemnification, and (ii) may deposit, in its sole and absolute discretion, the Deposit or that portion of the Escrow Amount it then holds with any New York court and to interplead the parties. Upon such deposit and filing of interpleader, the Escrow Agent shall be relieved of all liability as to the Deposit and shall be entitled to recover from the parties (as to fifty percent (50%) to each of the Buyer, on the one hand, and the two Sellers together, on the other hand) its reasonable attorneys' fees and other costs, including reasonable travel expenses, incurred in commencing and maintaining such action.

                  5.10 Disclosure. No printed or other matter in any language (including, without limitation, the Memorandum, notices, reports and promotional material) which mentions the Escrow Agent's name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto.

            6. Resignation: Successor Escrow Agent.

                  6.1 Resignation. The Escrow Agent may resign at any time by giving thirty (30) days' prior written notice of such resignation to Buyer and Sellers' Representative, provided that a replacement, substitute or successor escrow agent is in place pursuant to this Section 6.1. If Buyer and Sellers' Representative are unable to agree upon a successor escrow agent within thirty
(30) days of receipt of notice from the Escrow Agent, the Escrow Agent may designate its successor, and if the Escrow Agent declines to designate its successor, Buyer shall designate the successor escrow agent. The Escrow Agent shall promptly deliver the Account and any other amounts held by it pursuant to this Agreement to such successor escrow agent and shall thereafter have no further obligations hereunder. Upon receipt of the Account and other amounts, the successor escrow agent shall thereupon be bound by all of the provisions hereof.

                  6.2 Termination. Buyer and Sellers' Representative together may terminate the appointment of the Escrow Agent hereunder upon notice specifying the date upon which such termination shall take effect. In the event of such termination, Buyer and Seller shall jointly appoint and designate in such termination notice a successor escrow agent and the Escrow Agent shall turn over to such successor escrow agent the Account and any other amounts held by it pursuant to this Agreement. Upon receipt of the Account and other amounts, the successor


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escrow agent shall thereupon be bound by all of the provisions hereof, and the
Escrow Agent shall have no further obligations hereunder.

            7. Fees and Expenses of Escrow Agent. The two Sellers together, on the one hand, and Buyer, on the other hand, shall each pay one-half of the reasonable compensation of the Escrow Agent for the Escrow Agent's services hereunder and all expenses, disbursements and advances (including reasonable attorneys' fees) incurred in carrying out the Escrow Agent's duties hereunder (the "Escrow Agent's Fees"). Sellers and Buyer shall pay their respective portion of the Escrow Agent's Fees directly to the Escrow Agent at the time of Closing and annually thereafter as invoiced.

            8.    Miscellaneous.

                  8.1 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally, when received if sent by facsimile transmission, on the date after deposit with an overnight courier if deposited, postage prepaid, addressed as follows or on the third day after mailing if mailed by certified or registered mail, postage prepaid, addressed as follows (or addressed to such other address as may be requested in writing from time to time by a party desiring to change the address to which such communications are to be delivered or mailed):

                  If to the Sellers:

                  Larry Pallini
                  304A Main Street
                  Roslyn, New York 11576

                  Vincent Carbone
                  19150 Cloister Lake Lane
                  Boca Raton, Florida 33491

                  With a copy to:

                  Todtman, Young, Tunick, Nachamie, Hendler & Spizz, P.C. 425 Park Avenue
                  New York, New York 10022
                  Attention:  Martin Todtman, Esq.
                  Telephone Number: 212-754-9400
                  Telecopy Number:  212-754-6262

                  If to the Buyer:

                  Cosmar Corporation


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                  c/o Renaissance Cosmetics, Inc.
                  635 Madison Avenue
                  New York, New York 10022
                  Attention: Mr. Thomas Bonoma, Chairman, President and Chief Executive Officer
                  Telephone Number:  212-751-3700
                  Telecopy Number: 212-373-7868

                  With a copy to:

                  Brownstein Hyatt Farber & Strickland, P.C.
                  Twenty-Second Floor
                  410 Seventeenth Street
                  Denver, Colorado 80202-4437
                  Attention:  John L. Ruppert, Esq.
                  Telephone Number:  (303) 534-6335
                  Telecopy Number: (303) 623-1956

                  If to the Escrow Agent:

                  Todtman, Young, Tunick, Nachamie, Hendler & Spizz, P.C. 425 Park Avenue
                  New York, New York 10022
                  Attention:  Martin Todtman, Esq.
                  Telephone Number: 212-754-9400
                  Telecopy Number: 212-754-6262

            If any notice is required to be given to both the Escrow Agent and another party, such notice shall be given in a manner that results in the same effective date for each such notice.

                  8.2 Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, not including the conflicts of laws provisions thereof.

                  8.3 Entire Agreement. This Agreement is entered into and delivered pursuant to the Stock Purchase Agreement and this Agreement and the Stock Purchase Agreement set forth the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, written or oral, with respect thereto.

                  8.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.


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                  8.5 Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms or conditions hereof may be waived, only by a written instrument signed by all of the parties, or, in the case of a waiver , by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other, right, power or privilege hereunder.

                  8.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  8.7 Further Assurances. Each of the parties shall execute such documents and other papers and take such further actions as may be reasonable required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

                  8.8 Variations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                  8.9 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.


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            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        COSMAR CORPORATION

                                        By:  /s/ John R. Jackson
                                             -----------------------------------
                                             Name: John R. Jackson
                                                   -----------------------------
                                             Title: VP
                                                    ----------------------------

                                        LARRY PALLINI (individually)

                                        ________________________________________

                                        VINCENT CARBONE (individually)

                                        ________________________________________

                                        TODTMAN, YOUNG, TUNICK, NACHAMIE,
                                          HENDLER & SPIZZ, P.C. (Escrow Agent)

                                        By:  ___________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                        Larry Pallini (in his capacity' as
                                        Sellers' Representative)

                                        ________________________________________


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            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        COSMAR CORPORATION

                                        By:_____________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                        LARRY PALLINI (individually)

                                        /s/ Larry H. Pallini
                                        ----------------------------------------

                                        VINCENT CARBONE (individually)

                                        ________________________________________

                                        TODTMAN, YOUNG, TUNICK, NACHAMIE,
                                          HENDLER & SPIZZ, P.C. (Escrow Agent)

                                        By:_____________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                        Larry Pallini (in his capacity' as
                                        Sellers' Representative)

                                        /s/ Larry H. Pallini
                                        ----------------------------------------


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            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        COSMAR CORPORATION

                                        By:_____________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                        LARRY PALLINI (individually)

                                        /s/ Larry H. Pallini
                                        ----------------------------------------

                                        VINCENT CARBONE (individually)

                                        /s/ Vincent M. Carbone
                                        ----------------------------------------

                                        TODTMAN, YOUNG, TUNICK, NACHAMIE,
                                        HENDLER & SPIZZ, P.C. (Escrow Agent)

                                        By: /s/
                                           -------------------------------------
                                             Name:______________________________
                                             Title:_____________________________

                                        Larry Pallini (in his capacity' as
                                        Sellers' Representative)

                                        /s/ Larry H. Pallini
                                        ----------------------------------------


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                                   SCHEDULE A


                                  Bank Account


                             Republic National Bank


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